POWER OF ATTORNEY

I, the undersigned trustee of the Lincoln Advisors Trust (“Trust”), hereby severally constitutes and appoints Kevin J. Adamson, William P. Flory, Jr., Cynthia A. Rose, Jill R. Whitelaw, Esq., and Lisa Matson, Esq., as my true and lawful attorneys-in-fact and agents with full power in each of them of substitution and resubstitution in my name, place and stead, to sign any and all Registration Statements of the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, under the Investment Company Act of 1940 (File No. 811-08090) and the Securities Exchange Act of 1933 (File No. 33-70742), on behalf of the Trust, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent or his or her substitutes may lawfully do or cause to be done by virtue hereof. The Power of Attorney was signed by me to be effective January 7, 2013.

SIGNATURE	TITLE

/s/ Robert W. Dineen	Trustee
Robert W. Dineen

STATE OF PA

 SS:

COUNTY OF Philadelphia

On this 3rd day of January 2013, before me, a Notary Public, in and for said county and state, personally appeared Robert W. Dineen known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

/s/ Amy R. Searles, Notary Public

Resident of New Jersey, Notary Public in Philadelphia County

My Commission Expires: October 4, 2015

POWER OF ATTORNEY

I, the undersigned trustee of the Lincoln Advisors Trust (“Trust”), hereby severally constitutes and appoints Kevin J. Adamson, William P. Flory, Jr., Cynthia A. Rose, Jill R. Whitelaw, Esq., and Lisa Matson, Esq., as my true and lawful attorneys-in-fact and agents with full power in each of them of substitution and resubstitution in my name, place and stead, to sign any and all Registration Statements of the Trust and any amendments or supplements thereto, and to file the same, with all exhibits thereto and other documents in connection therewith, with the U.S. Securities and Exchange Commission, under the Investment Company Act of 1940 (File No. 811-08090) and the Securities Exchange Act of 1933 (File No. 33-70742), on behalf of the Trust, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent or his or her substitutes may lawfully do or cause to be done by virtue hereof. The Power of Attorney was signed by me to be effective January 7, 2013.

SIGNATURE	TITLE

/s/ Steve A. Cobb	Trustee
Steve A. Cobb

STATE OF IN )

 SS:

COUNTY OF Hendricks)

On this 3 day of January 2013, before me, a Notary Public, in and for said county and state, personally appeared Steve A. Cobb known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

_/s/ Deborah A. Morgan, Notary Public

Resident of Hendricks County

My Commission Expires: 7/6/2016